EXHIBIT 10.23

Execution Copy

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS

DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH

THE COMMISSION

AMENDED AND RESTATED LICENSE AND SUBLICENSE AGREEMENT

THIS LICENSE AND SUBLICENSE AGREEMENT (“Agreement”) is entered into as of this 2nd day of November, 2006 (“Execution Date”), by and between Raser – Power Systems, LLC (a subsidiary of Raser Technologies, Inc.), a Delaware limited liability company with its principal offices located at 5152 North Edgewood Drive, Suite 375, Provo, Utah 84604 (“Sub-licensee”) and Recurrent Engineering, L.L.C., (f/k/a Recurrent Resources LLC), a Delaware limited liability company, having its principal offices located at 11814 Election Road, Suite 100, Draper, Utah 84020 (“Sub-licensor”). Sub-licensor and Sub-licensee are sometimes hereinafter collectively referred to as the “Parties,” and individually as a “Party.”

RECITALS

Whereas, Sub-licensor and Sub-licensee entered into that certain License and Sublicense Agreement dated as of September 2, 2006 (“Original Agreement”); and

Whereas, the Parties desire to amend and restate the Original Agreement in order to incorporate certain modifications thereto, and to replace the Original Agreement in its entirety; and

Whereas, Sub-licensor has previously entered into that certain Amended and Restated Intellectual Property License Agreement with Exergy, Inc., a California corporation, (“Licensor”) dated January 29, 2003, (the “License Agreement”) (a confidential copy of which has been previously delivered to Sub-licensee) pursuant to which Sub-licensor was granted certain co-exclusive license rights (with Advanced Thermal Systems, LLC or “ATS”) by Licensor with respect to Kalina Cycle Technology (“KCT”) for Geothermal Power Plants and Waste Heat Power Plants (as hereinafter defined) constructed throughout the world; and

Whereas, Sub-licensor has developed its own power cycle for waste heat and high temperature geothermal power plants, for which patent applications are pending, and to which it has total ownership, known as System 112; and

Whereas, Sub-licensor, has acquired all of ATS’ rights to KCT Technology, and therefore owns the license rights to KCT; and

Whereas, Raser Technologies Inc., (“Raser”), an affiliate of Sub-licensee, and Power Acquisition Corp. (“PAC”) entered into that certain Agreement and Plan of Acquisition with Amp Resources LLC (“Amp Resources”), an affiliate of Sub-licensor, dated January 19, 2006 (“Merger Agreement”); and

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Whereas, as partial consideration for the mutual release of claims to be executed by PAC and Raser, Sub-licensor has agreed to provide Sub-licensee with a non-exclusive sublicense covering certain applications of KCT and Licensed Technical Information (as hereinafter defined and limited), and a license to utilize the *** technology in certain applications, as set out more fully below; and

Whereas, Sub-licensee desires to acquire a non-exclusive right (subject to the limitations set out herein) to utilize KCT and a non-exclusive license to utilize *** technology for certain approved applications, as more fully set out in Exhibit A hereto; and

Whereas, in consideration for the execution of the release to be granted to Amp Resources by PAC and Raser in the Termination Agreement and Mutual General Release dated September 2, 2006 (“Mutual Release”) and the payments from Sub-licensee to Sub-licensor set out herein, Sub-licensor has agreed to grant to Sub-licensee a non-exclusive sublicense for the use of KCT and a non-exclusive license for the use of *** technology in the Approved Applications; and

Whereas, Raser is prepared to guarantee the obligations of Sub-licensee pursuant to the Guarantee set out in Exhibit E hereto; and

Whereas, capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties, intending to be bound, hereby agree as follows:

SECTION 1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

1.1 “Affiliate” means, with respect to a Party, a legal person or entity that is controlled by, under common control with, or controls such Party for so long as such control exists. For purposes of this Section 1.1, the term “control” means the decision-making authority as to such person or entity, through ownership of equity, including membership interests, or by contract. Such control will be presumed to exist where a person or entity owns at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) or interest entitled to vote or otherwise decide the composition of the board of directors, managers, managing members or other body entitled to direct the affairs of the entity.

1.2 “Approved Applications” means those applications of KCT and the *** set out in Exhibit A hereto.

1.3 “Commercial Start Up” means the date a Project is deemed to be in commercial operation under the Project’s power purchase agreement or is otherwise able to generate power on a sustained, commercial basis.

1.4 “Direct Fired Power Plant” means a Power Plant, including its machinery, engines, turbines, dynamos, buildings, and pipelines, for the generation of electrical and/or mechanical power that directly utilizes as its source of thermal energy input, the heat produced by the combustion of fuel, regardless of the process of combustion or type of fuel.

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1.5 “Excluded Software” means the computer software and the related algorithms developed by Sub-licensor for evaluating KCT and *** projects.

1.6 “Geothermal Power Plant” means a Power Plant, including its machinery, engines, turbines, dynamos, buildings, wells and pipelines, for the generation of electrical and/or mechanical power, that utilizes the energy of geothermal fluids. For the avoidance of doubt, the term Geothermal Power Plant excludes Waste Heat Power Plants that generate electrical or mechanical power by combusting a fuel or by utilizing the rejected, waste or exhaust heat produced in any technological or industrial process including, but not limited to, heat released by power generating or mechanical engines.

1.7 “Guarantor” means Raser Technologies Inc.

1.8 “Installed Capacity” means the net power generated and that is available for sale by a Project utilizing KCT or *** at the average annual ambient temperature after accounting for all plant auxiliaries and resource production and re-injection pumps, as calculated during the certification tests performed prior to Commercial Start Up and adjusted for annual average ambient temperatures.

1.9 “KCT Excluded Territories” means Australia, New Zealand, the Republic of South Africa, and Canada.

1.10 “Kalina Cycle Technology” or “KCT” means the technology covered by the Licensed Patents and pending patents and improvements to the patents listed in Exhibit B, other than the *** patents and excluding “Licensed Technical Information,” as that term is defined in the License Agreement.

1.11 “Legacy Licenses” means those license agreements covering Kalina Cycle Technology previously entered into by Licensor and/or Sub-licensor with third parties listed in Exhibit D attached hereto.

1.12 “Licensed Patents” means and includes all United States and foreign patents (including patents of improvement, patents and certificates of invention or addition, and utility models, as well as all division, reissues, continuations, continuations-in-part, renewals, and extensions of any of the foregoing) and applications therefore that relate to the application of KCT or *** to geothermal and other types of Power Plants and that are owned or licensed by Sub-licensor or to which Sub-licensor has the right, or may have the right, to grant licenses or sublicenses during the term of this Agreement.

1.13 “Licensed Technical Information” means and includes all unpatented technical information that has been developed, acquired and/or licensed by Sub-licensor that relates to the application of the KCT or *** to Power Plants, including, without limitation, design data, information on materials, design manuals, engineering documents, process specifications, test instructions, final research and development reports, operations data and experience, and any addition, improvement and/or development thereto which is developed, acquired, controlled or licensed by Sub-licensor during the term of this Agreement. The Licensed Technical Information does not include the Excluded Software.

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1.14 “Power Plant” means any plant that has as its main function the generation of electrical and/or mechanical power.

1.15 “Project” means any Power Plant that will utilize (or is utilizing) the License or Sublicense that has been constructed, is under development or for which Sub-licensee or a Project Entity has obtained from an unaffiliated third party qualified to meet its obligations thereunder (that is unaffiliated prior to entering into the Project arrangement) either: (i) a Firm Financing Commitment (as that term is defined under the License Agreement), (ii) a firm power purchase agreement with a public utility covering all, or substantially all, of the electrical output of the Power Plant, or (iii) an engineering procurement and construction agreement for the Power Plant that requires completion of the Power Plant within no more than 24 months following execution.

1.16 “***” means the technology covered by the 3 pending patents identified as “***” listed in Exhibit B.

1.17 “Thermal Power Plant” means a Power Plant, including its machinery, engines, turbines, dynamos, buildings, and pipelines, for the generation of electrical and/or mechanical power comprising a topping cycle that utilizes any kind of fuel, generates electrical and/or mechanical power, that can produce in the process one or more streams of rejected heat; and one or more bottoming cycles that utilize(s) heat rejected from the topping cycle and converts it to electrical and/or mechanical power.

1.18 “Waste Heat Power Plant” means a Power Plant, including its machinery, engines, turbines, dynamos, buildings, and pipelines, for the generation of electrical and/or mechanical power that utilizes as its heat input, waste heat produced in any technological process but excluding waste heat released by power generating or mechanical engines.

2.	Sublicense and License Grant

2.1	Grant of Sublicense and License. Subject to:

(i) the terms and conditions of this Agreement and the License Agreement; and

(ii) the existing KCT license rights under the Legacy Licenses,

Sub-licensor hereby grants to Sub-licensee a non-exclusive sublicense for the use of KCT and the related Licensed Technical Information (“Sublicense”) for all Approved Applications in all countries except for the KCT Excluded Territories; provided, however, that the Sublicense does include the right to utilize KCT for Thermal Power Plants in Canada.

In addition, Sub-licensor hereby grants to Sub-licensee a non-exclusive license for the use of the *** technology and the related Licensed Technical Information (“License”) in all countries except for the KCT Excluded Territories for the Approved Applications.

2.2 Consideration for the Grant of the Sublicense and License. In consideration for the grant of the Sublicense and the License, Sub-licensee shall make the royalty payments to Sub-licensor set out herein and cause its affiliates, Raser and PAC, to execute, concurrently with the execution of this Agreement, the Mutual Release with Amp Resources. This Agreement shall not become effective until the Mutual Release is executed by Raser and PAC.

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2.3 Sublicensee Rights; Protection of *** Technology. Sub-licensee acknowledges that it shall not have the right to further sublicense KCT or the *** technology other than to entities whose primary purpose is to develop or own (including partial ownership of) a Project (“Project Entities”) in which Sub-licensee and/or its Affiliates have collectively, directly or indirectly, either: (i) at least a 50% ownership interest, or (ii) if the ownership interest is less than 50% due to a third party equity investment, either retain at least a 20% financial carried interest, in the net revenues from the Project (as reflected by Sub-licensee and/or its Affiliates’ overall economic return from the Project) or Sub-licensee and/or its Affiliates will receive comparable regular license fees or royalties in the net revenues or similar ownership related fee arrangements from such Projects (“20% Threshold”). In the latter case covered by sub-paragraph (ii), Sub-licensee may not reduce its ownership below the 20% Threshold in any such Project Entity without the approval of Sub-licensor, such approval not to be unreasonably withheld. In addition, Sub-licensor agrees that, upon request from a Project Entity, Sub-licensor will issue to such Project Entity a separate sublicense (the form of which is to be substantially the same as this Agreement, subject to necessary modifications and which will be subsequently agreed by the Parties) (“Independent Project Sublicense”) provided that such Project Entity demonstrates, to the reasonable satisfaction of Sub-licensor, its financial ability to meet its obligations under the Independent Project Sublicense. Project Entities will have no right to further sublicense the applicable KCT or *** technology.

2.4 Technology Improvements. Improvements to the KCT or *** technology developed by Sub-licensee or the Project Entities following the Execution Date and during the term of this Agreement (“Technology Improvements”) shall be fully disclosed to the Sub-licensor and licensed to Sub-licensor, which, subject to the terms of this Agreement, shall have, a non-exclusive, royalty free, fully paid-up license to use the Technology Improvements and license the Technology Improvements to other sub-licensees. For purposes of this Section 2.4, Technology Improvements shall not include the introduction of new technology in the generator or motors or pumps or any other electro-magnetic devices made by Sub-licensee, its Affiliates or Project Entities.

During the term of this Agreement, Sub-licensor agrees to fully disclose to Sub-licensee, Technology Improvements developed by (i) Licensor (to the extent the same are disclosed by Licensor to Sub-licensor), (ii) Sub-licensor and (iii) by other sub-licensees of Sub-licensor, unless Sub-licensor is prohibited from disclosing such Technology Improvements developed by a particular sub-licensee. Sub-licensor hereby grants to Sub-licensee and the Project Entities a non-exclusive, royalty free, fully paid-up license to use such Technology Improvements.

2.5 Section 365(n) of the US Bankruptcy Code. The Parties acknowledge and stipulate that the KCT and *** technologies are “intellectual property” for purposes of Section 365(n) of the U.S. Bankruptcy Code and agree that Sub-licensee or its Affiliates shall have the right to exercise all rights provided by that section with respect to the KCT, *** technologies and the rights granted to Sub-licensee under this Agreement. The Parties agree and acknowledge that the provisions of Section 365(n) of the U.S. Bankruptcy Code have been incorporated by agreement between the Parties and that the incorporation of those provisions does not derogate from, or otherwise limit, the operation of Section 19 of this Agreement and that the governing law of this Agreement remains at all times as provided in Section 19. Sub-licensor makes no representation as to whether such provisions will be available to Sub-licensee in the event of the bankruptcy of Sub-licensor.

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2.6 Conditions to Maintenance of the Non-Exclusive Sublicense and License Granted to Sub-licensee. Sub-licensor will have the right to terminate the Sublicense and the License if Sub-licensee does not meet the following performance milestones:

(i) Within *** of the Execution Date, Sub-licensee (and/or any of its Affiliates and/or the Project Entities) shall have collectively achieved Commercial Start Up of at least *** of aggregate Installed Capacity utilizing KCT and/or the *** in one or more of the Approved Applications.

(ii) Within *** of the Execution Date, Sub-licensee (and/or any of its Affiliates and/or the Project Entities) shall have collectively achieved Commercial Start Up of at least *** of aggregate Installed Capacity utilizing KCT and/or the *** in one or more of the Approved Applications.

(iii) Within *** of the Execution Date, Sub-licensee (and/or any of its Affiliates and/or the Project Entities) shall have collectively achieved Commercial Start Up of at least *** of aggregate Installed Capacity utilizing KCT and/or the *** in one or more of the Approved Applications.

Failure by Sub-licensee (and/or any of its Affiliates and/or the Project Entities) to meet the foregoing performance criteria for the maintenance of the Sublicense and the License shall result, upon written notice from Sub-licensor, and the failure to cure within 60 days of receipt of such notice, in the termination of the Sublicense and the License; provided however, Sub-licensor will not have the option to terminate the Sublicense or License for Sub-licensee’s failure to meet the performance criteria, if Sub-licensee (or its designee) pays the royalties that would have been due to Sub-licensor if Sub-Licensee had met the performance criteria in this Section 2.6.

2.7 Acknowledgment of Sub-licensee Regarding *** Technology. Sub-licensee acknowledges that Sub-licensor has not yet been granted patent protection for the *** technology, and that Licensor may take the position that such *** technology is a non-patentable modification of KCT that is covered by the terms of the existing License Agreement. Although Sub-licensor has no reason to believe it will not be granted patent protection for the *** technology, any *** of Sub-licensor related to the *** will be *** if a ***. In the event that *** then: (i) *** and (ii) *** provided that ***.

3. Royalty Payments due Sub-licensor; Provision of Certain Engineering Services by Sub-licensor.

3.1(A) Royalties. Sub-licensee and/or qualified Project Entities shall make, during the term of this Agreement, royalty payments to Sub-licensor equal to:

•	for all Approved Applications incorporating *** - *** of Installed Capacity (“*** Royalties”); and

•	for all Approved Applications incorporating KCT - *** of Installed Capacity (“KCT Royalties”).

The *** Royalties and the KCT Royalties will be collectively referred to as the “Royalties”

3.1(B) Royalty Exception. Notwithstanding Section 3.1(A) or Section 3.2, upon the expiration of the Licensed Patents applicable to an Approved Application in a specific jurisdiction, Sub-licensor will no longer be obligated to pay the Royalties for future Projects utilizing KCT or ***

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(as the case may be) in such Approved Application. For example, upon the expiration of the KCT patents in the United States, Sub-licensee will not longer be obligated to pay the Royalties for the utilization of KCT in Projects located in the United States.

3.2 Timing of Royalty Payments; Certain Assurances of Sub-licensor

3.2(A) All royalties payable under Section 3.1 shall be payable in two installments: (a) the first installment of *** (based on the expected Installed Capacity) will be paid upon the earlier of: (i) at the beginning of physical construction of a Project that will utilize the *** or KCT in an Approved Application or (ii) within *** of the time when an Approved Application qualifies as a Project under this Agreement, and (b) the second installment of *** will be paid within *** after Commercial Start Up of such Project. The second installment will be adjusted, as may be required, to reflect actual Installed Capacity (as compared to expected Installed Capacity) at the time of Commercial Start Up. This second installment will reflect actual Installed Capacity and will act as a true-up taking into account the amounts paid in the first installment.

3.2(B) Sub-licensee or a Project Entity shall have the right to pay directly to Exergy that portion of the Standard Royalty Payments due Exergy by Sub-licensor under the License Agreement for Approved Applications utilizing KCT (i.e. *** of Installed Capacity) upon written notice to Sub-licensor. In such case, Sub-licensee shall obtain written acknowledgment from Exergy of receipt of payment, and shall indemnify Sub-licensor against any subsequent claims by Exergy that such royalties were not received by Exergy.

3.2(C) Should *** under the License Agreement that a *** and that *** under such ***, Sub-licensor will pay such *** in order to avoid any *** under the License Agreement arising from such ***.

3.3 Engineering Services to be Provided by Sub-licensor to Sub-licensee. To facilitate Sub-licensee’s efforts to construct any Project incorporating the Approved Applications, Sub-licensor agrees to provide upon request, at the *** rates of Sub-licensor as set forth in Exhibit C, the engineering services of Sub-licensor including, but not necessarily limited to, KCT and *** technology process engineering, purchase specifications for plant and equipment, vendor recommendations, and advice on improvements or enhancements.

3.4 Provisions Governing the Supply of Engineering Services to Sub-licensee.

Engineering services will be provided by employees of Sub-licensor who have expertise in the use and application of KCT and *** in the applicable type of Approved Application as required by Sub-licensee. Sub-licensee acknowledges that Sub-licensor is not providing any performance guarantees with respect to the output or performance of the Power Plants for which Sub-licensor is providing engineering services. Payment for engineering services shall be at the rates set out in Exhibit C, unless otherwise mutually agreed between Sub-licensor and Sub-licensee.

Sub-licensor only warrants that such services will be provided in a professional and workman like manner, consistent with applicable geothermal industry standards in the United States. Sub-licensor makes no other warranty with respect to the engineering services provided to Sub-licensee hereunder, and makes no warranty as to the effectiveness of KCT or the *** in the Approved Applications, nor does Sub-licensor warrant that KCT and/or the *** is fit for any particular purpose.

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Subject to Sub-licensor’s covenant in Section 4.2(vii), Sub-licensee acknowledges that the provision of such engineering services is subject to the demand of such services by other customers of Sub-licensor to which Sub-licensor has previously committed to perform similar engineering services and that such other customers to which Sub-licensor is previously committed will have priority over Sub-licensee in access to such engineering services. Subject to Sub-licensor’s covenant in Section 4.2(vii), Sub-licensor reserves the right to control its own work schedule and priorities with regard to work that is performed.

3.5 Access to Licensed Technical Information. Sub-licensee shall have 90 days from the Execution Date of this Agreement to review the Licensed Technical Information in the possession of Sub-licensor, and to make copies thereof. Sub-licensee shall pay Sub-licensor for its time and expenses in assisting with this review at the *** rates of Sub-licensor as set forth in Exhibit C. Following this period, Sub-licensor shall have no further ongoing obligation to make Licensed Technical Information available to Sub-licensee, other than such information that may be incorporated in engineering services provided to Sub-licensee under Section 3.4.

4. Term and Termination; Representations and Covenants of Sub-licensor.

4.1 Term; Preservation of License Granted by Licensor. Except as otherwise provided in this Agreement, the term of the Sublicense shall be coterminous with the term of the License Agreement. The term of the License will extend through the term of the last to expire of the *** patents (if any) in each country, or if such *** patent applications are not granted, through the date of such rejection. The term of this Agreement will start on the Execution Date and will expire upon the termination of the Sublicense and License as set forth in this Section 4.1. Notwithstanding the foregoing, or any other provision of this Agreement, should Raser, or any of the Raser Releasors (as such term is defined in the Mutual Release) challenge on any grounds whatsoever, in written or oral form as verified by an independent third party, the releases contained in Sections 1, and 3-5 of the Mutual Release, the Sublicense and License may be terminated by Sub-licensor without liability to Sub-licensee or any Project Entity, except with respect to those Projects for which royalties have already been paid by Sub-licensee or such Project Entity hereunder. Any such termination will not affect the separate sublicenses, if any, that have been previously granted to other entities by Sub-licensor pursuant to the provisions of Section 2.3(i). The confidentiality and non-circumvention provisions contained in this Agreement shall survive any such termination.

If the Sub-licensor becomes the legal and beneficial owner of all of the KCT Licensed Patents then:

(i) this Agreement and the Sublicense granted hereunder will remain in full force and effect and will not be subject to the License Agreement;

(ii) this Agreement will become a head/primary license (i.e. not a sublicense) between Sub-licensor and Sub-licensee in respect of the KCT Licensed Patents and this Agreement will be read and interpreted accordingly;

(iii) the term of this Agreement shall be extended to cover the remaining life of all the KCT Licensed Patents and will include the Technology Improvements held by Sub-licensor anywhere (other than the KCT Excluded Territories), or subsequently obtained by Sub-licensor; and

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(iv) Sub-licensor shall retain full rights to maintain all KCT Licensed Patents and shall take all reasonable actions necessary or desirable to preserve the rights conferred by the KCT Licensed Patents and the license rights conferred on Sub-licensee under this Agreement, including, without limitation, taking reasonable legal action to enforce the KCT Licensed Patents or to prevent third party infringement of the KCT Licensed Patents.

4.2 Certain Additional Representations and Covenants of Sub-licensor. Sub-licensor covenants, represents and warrants to Sub-licensee that:

(i) Sub-licensor has the legal authority and right to grant the Sublicense and License covered by this Agreement, this Agreement is legally binding on Sub-licensor according to its terms, the execution of this Agreement by Sub-licensor will not result in the breach by Sub-licensor of any other agreement to which Sub-licensor is a party, and the use of the KCT and *** for the Approved Applications by Sub-licensee in compliance with the terms of this Agreement will not violate or conflict with the terms of the Legacy Licenses;

(ii) The License Agreement is valid and enforceable against Sub-licensor and, to Sub-licensor’s knowledge, against Licensor. Except as set out in sub-paragraph (vi) below, Sub-licensor warrants there has been no default by Sub-licensor under the License Agreement. Sub-licensor shall not do, or omit to do, anything which could result in the termination of the License Agreement, nor agree to a modification of the License Agreement that materially impairs Sub-licensee’s rights under this Agreement. In addition, Sub-licensor will take all reasonable steps to ensure that the License Agreement remains in full force and effect and to preserve Sub-licensor’s rights hereunder. With respect to the Sublicense, Sub-licensor has the right under the License Agreement to grant the Sublicense and other related rights granted in this Agreement;

(iii) To the extent that Sub-licensor is able to *** under the terms of the License Agreement, Sub-licensor will ***. Sub-licensor agrees that it will take all responsible steps to *** under the terms of the Sub-license Agreement. If any *** are to determined to ***, Sub-licensor, in addition to *** shall promptly use its reasonable efforts to ***.

(iv) Subject to the provisions of Section 2.7, Sub-licensor will ***. If any Recurrent Licensed Materials are determined to ***, Sub-licensor, in addition *** shall promptly use reasonable efforts either to ***, Sub-licensee also acknowledges that Sub-licensor shall have no responsibilities to ***.

(v) Sub-licensor and its employees, contractors and technical and engineering team have the expertise, knowledge, experience, and capability to provide the engineering services in accordance with the terms and conditions under this Agreement;

(vi)*** Sub-licensor has no written notice of, nor is it aware of, any event, conduct or act by Licensor, which threatens or seeks to allege a breach by the Sub-licensor of the License Agreement, or whereby Licensor seeks to end the License Agreement or terminate Sub-licensor’s exclusive rights to KCT (a “Licensor Challenge Notice.”) During the term of this Agreement, if Sub-licensor receives any Licensor Challenge Notice, Sub-licensor will notify Sub-licensee of such Licensor Challenge Notice and provide Sub-licensee a copy thereof within 10 days.

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(vii) Sub-licensor’s own project requirements will not interfere with the provision of the engineering services under the terms and conditions of this Agreement. Sub-licensor’s existing contractual commitments as of the Execution Date are not of sufficient demand that Sub-licensor will not be able to fulfill its obligations under this Agreement to provide the engineering services;

(viii) To the best of Sub-licensor’s knowledge, the information provided in connection with the Licensed Patents and the related Licensed Technical Information is all the information reasonably necessary for Sub-licensee to obtain the benefit of the License and Sublicense, including without limitation, the construction, operation and maintenance of Approved Applications employing KCT or ***;

(ix) Sub-licensor has not (and to Sub-licensor’s knowledge, other than the security interest filed by *** in the state of *** Licensor has not) assigned, sold, transferred, optioned or otherwise encumbered its rights to the Licensed Patents in favor of any third party;

(x) Sub-licensor covenants not to sue, terminate this Agreement or otherwise make any claim against Sub-licensee on account of Sub-licensee’s exercise of rights granted in this Agreement based on any other intellectual property rights owned or licensed by Sub-licensor;

(xi) To Sub-licensor’s knowledge, set out below are all the licenses granted by Licensor and Sub-licensee and sublicenses granted by Sub-licensor (copies of which have previously been provided to Sub-licensee), and Sub-licensee agrees that its Sublicense of KCT is subject to the terms of the following licenses:

a.	The *** agreement between *** and *** dated ***;

b.	The *** Agreement between *** dated ***, as amended;

c.	The *** Agreement between *** dated ***, as amended by the Addendum thereto dated ***;

d.	The *** Agreement between *** as amended by the First Amendment thereto dated ***;

e.	The *** Agreement by and among ***;

f.	The *** Agreement between *** dated ***;

g.	The *** between *** dated ***.

4.3(A) Termination. Except as otherwise provided in Section 4.1, Sub-licensor shall have no right to terminate this Agreement or Sub-licensee’s rights hereunder provided that Sub-licensee meets the performance milestones specified in Section 2.6. Subject to Section 4.3(B), notwithstanding any termination of the Sublicense, License, License Agreement or this Agreement, the Sublicense and License will survive with respect to all Approved Applications which are Projects as of effective date of the termination.

4.3(B) Non-Payment of Royalties. In the event that Sub-licensee or a Project Entity fails to make one or more of the royalty payments due Sub-licensor hereunder after receipt of written notice from Sub-licensor that the payment is due and the failure of Sub-licensee or Guarantor to cure such default within 15 days of receipt of the notice from Sub-licensor, Sub-licensee agrees that Sub-licensor may terminate this Agreement without liability to Sub-licensee or Guarantor, and pursue all available remedies at law or in equity against Sub-licensor.

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4.3(C) Disputes and ***; Remedies for Breach. In the event of a good faith dispute between Sub-licensor and Sub-licensee arising out of Sub-licensee’s performance of its obligations under this Agreement, ***.

In the event that either party breaches its obligations under this Agreement, the other may, following notice to the party in breach, and failure of the breaching party to cure within 30 days of receipt of such notice, seek such remedies as may be available from the arbitration panel established pursuant to this Agreement. In addition, if Sub-licensee breaches any of its confidentiality obligations in a manner that results in a material adverse effect to Sub-licensor’s business, Sub-licensor may terminate this Agreement without liability to Sub-licensee or Guarantor, and pursue all available remedies at law or in equity against Sub-licensor.

4.3(D) Termination of Sub-license in the Event of Termination of License Agreement Subject to Section 4.3(A), Sub-licensor shall have the right to terminate the Sub-license, and the rights of Sub-licensee granted or contained herein with respect to KCT, in the event that the License Agreement is terminated, for whatever reason.

4.4 Waiver. The waiver, express or implied, by either Party hereto of any rights hereunder, or failure to perform or breach by the other Party hereto, shall not be deemed as a waiver of any other right hereunder or of any other breach or failure of such other party hereto, whether of a similar or dissimilar nature thereto and shall not be deemed a continuing waiver of any breach or failure hereunder. All waivers of any term or condition of this Agreement must be in writing, signed by an authorized representative of each party.

4.5 Survival of Rights. Expiration or termination of this Agreement or the Sublicense granted hereunder shall not release either Party hereto from any liability related to this Agreement which as of the date of expiration or termination has already accrued, nor affect in any way the survival of any right, duty, or obligation of either Party hereto which is expressly stated elsewhere in this Agreement to survive expiration or termination hereof.

4.6 Confidentiality Provisions. The Parties agree with each other to keep confidential, and not disclose to third parties, other than Affiliates, Project Entities and bona fide advisors, contractors, and financiers, the terms of this Agreement or information regarding KCT or *** technology and their application to Power Plants and all other applications which was not already rightfully known to such Party without restriction before the commencement of negotiations with respect to this Agreement or which was otherwise not in the public domain, (“Confidential Information”). Each Party shall be responsible for breaches of confidentiality obligations under this Agreement by its sub-licensees (including in the case of Sub-licensee, a breach by a Project Entity), its employees and independent contractors. Notwithstanding the foregoing, either Party (the “Disclosing Party”) may disclose Confidential Information if: (i) in the reasonable opinion of its counsel, such disclosure is required by law, the rules of any stock exchange or government or public authority having jurisdiction over the Disclosing Party, provided that the Disclosing Party (A) gives adequate prior notice of such disclosure to the other Party, and (B) seeks, and uses its commercially reasonable efforts to obtain, confidential treatment of, or a protective order with respect to, those portions of the Confidential Information that such other Party, in its sole discretion, requests the Disclosing Party to seek confidential treatment of, or a protective order with respect to or (ii) the other Party consents to both the form and the substance of each such disclosure.

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Either Party claiming an exemption from confidential treatment of Confidential Information regarding KCT or *** technologies on the grounds the information was known to the Party before the date of this Agreement or was already in the public domain shall have the burden of establishing, by a preponderance of the evidence, that such information was already rightfully known to such Party without restriction prior to the commencement of negotiations for this Agreement, or was in the public domain without breach of this Agreement prior to such date. The Parties acknowledge to each other that a breach of the foregoing covenant will cause irreparable harm to the owner of such Confidential Information, and hereby waive any objections to specific performance of the foregoing covenant. Sub-licensee may not claim an exemption from confidential treatment for information obtained by it in connection with its due diligence for the merger transaction with Amp Resources or for information obtained from individuals who have been employed by either Sub-licensor or Sub-licensee or their affiliates.

Upon the termination or expiration of this Agreement, the Parties agree to return to each other all Confidential Information provided to the Party, including all copies thereof, and take reasonable steps to ensure that their respective bona fide advisors, contractors and financiers do the same; provided however if portions of such Confidential Information are needed in order to effectively utilize and receive the benefit of the License Patents, Sub-licensee, it Affiliates or the applicable Project Entities may keep and use such portions of the Confidential Information provided that such use is in accordance with this Section 4.6.

In addition, Sub-licensee also agrees that, until Sub-licensor obtains patent protection for the *** technology in the United States and all countries in which *** currently has a pending patent, Sub-licensee shall not disclose any material, non-public information regarding the *** to third parties unless such third parties: (i) are Project Entities or are otherwise involved in the construction, operation of a Project incorporating *** technology, (ii) have a “need-to-know” such information to perform their duties, and (iii) then only after such persons have executed a confidentiality and non-circumvention agreement that is adequate to protect Sub-licensor patent rights. The foregoing covenants and obligations shall survive the termination or expiration of this Agreement.

Consistent with this Section 4.6, Sub-licensee agrees to protect all engineering documents provided by Sub-licensor from disclosure and agrees that Sub-licensor shall retain ownership of all information contained in such engineering documents.

5. Notices. Any notice authorized or required to either Party hereto shall be in writing and in English and may be given by confirmed facsimile transmission to such Party, by recognized overnight courier, by hand delivery, or by U.S. Mail (postage pre-paid, return receipt requested), at the following addresses and facsimile numbers of the Parties:

If to Sub-licensor:

Recurrent Engineering, LLC

11814 Election Road, Suite 100

Draper, Utah 84020

Attn: Paul Stephan

Facsimile: 801-984-9881

With a copy to (which shall not constitute notice hereunder):

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Rauch & Associates

1159 Chuckanut Ridge Drive

Bow, Washington 98232

Attn: Robert J. Rauch, Esq.

Facsimile: (360) 766-5022

If to Sub-licensee:

Raser – Power Systems, LLC

5152 North Edgewood Drive, Suite 375,

Provo, Utah 84604

Attention: Brent M. Cook

Fax: (801) 374.3314

With a copy to (which shall not constitute notice hereunder)

Jones Day

2727 North Harwood St.

Dallas, Texas 75201

Attention: Jason Krieser

Fax: (214) 969.5100

Notices shall be deemed given (i) when delivered by U.S. Mail, 7 business days after being sent (ii) when delivered by overnight courier, 1 business day after being sent, with failure to accept delivery constituting delivery for this purpose, and (iii) when delivered by fax, upon receipt with written confirmation of delivery. Either Party hereto may change the facsimile numbers or addresses for Notices set forth above by giving at least ten (10) days’ prior Notice of such change in writing to the other Party as aforesaid and otherwise in accordance with these provisions.

Notice is deemed given if sent by facsimile if the sender can produce a confirmation report specifying the facsimile number of the recipient, the date of transmission and the number of pages sent.

A faxed notice is deemed given on the day in the place where it is received which is the business day it was sent.

Business day means a day on which banks are open for business during normal business hours in Utah.

6. Further Actions and Cooperation. The Parties hereby agree to execute and deliver such additional documents and to take such further actions as may become reasonably necessary or desirable to fully carry out the provisions and intent of this Agreement and to facilitate the financing of Projects by Sub-licensee or the Project Entities. In addition, the Parties agree to cooperate in sharing high-level, general information relating to the implementation of *** and/or KCT in Approved Applications.

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7. Force Majeure. If a Party is unable, by reason of the occurrence of a force majeure event to perform any obligation under this Agreement on time and as required, then that obligation shall be suspended, so far as the affected Party’s ability to perform it is affected by that force majeure event. If a force majeure event occurs, then the Party whose performance is affected must as soon as practicable after the occurrence of that force majeure event, use its best endeavours including incurring any reasonable expenditure of funds and resources to mitigate the consequences of that force majeure event and to minimize any resulting delay in the performance of its obligations under this Agreement.

If a Party becomes aware of a circumstance which the Party reasonably considers, constitutes, or is likely to constitute or result in a force majeure event then the Party must as soon as practicable after becoming aware of the circumstance (but not more than 2 business days after) give the other Party notice of the circumstance and of the obligations under this Agreement which have been or will be or are likely to be effected by that circumstance and keep the other Party informed at reasonable intervals and on the request of the other Party, of (i) the affected Party’s estimate of the likely duration of the force majeure event; and (ii) the mitigating action taken.

A force majeure event for purposes of this Agreement includes without limitation acts of God, acts of war (declared or undeclared), acts of public enemies, riots, civil disturbance, riot, flood, fire, natural disaster, strikes, lockouts, other labor difficulties, disputes with employees (provided that those labor difficulties, or disputes with employees are beyond the reasonable control of a Party), or other circumstance beyond the reasonable control of a Party. For the avoidance of doubt, a Party shall not be required to yield to the demands of its employees or independent contractors on the grounds that yielding to such demands is within the reasonable control of a Party.

8. Authority. Each Party represents and warrants to the other Party that the person signing for such Party has the right and authority to execute this Agreement in the capacity represented. Each Party represents to the other Party that the execution, delivery and performance of this Agreement have been duly authorized by all required corporate or company action, and that there are no third party consents required for the execution of this Agreement by such Party.

9. Assignment. Except as otherwise expressly provided herein, neither Party shall assign, transfer, encumber or otherwise dispose of in any way its rights, interest or duties hereunder, in whole or in part, either voluntarily or by operation of law without the express prior written consent of the other Party, provided that either Party may, without the express prior written consent of the other Party, assign, transfer or otherwise dispose of its rights, interest or duties hereunder, in whole or in part, to a successor to all, or substantially all, of the assets or business of such Party, whether by merger, sale of stock, sale or assets or other similar transaction; provided that the assuming party agrees in writing that it will assume all the obligations of the assigning Party. Any such attempted disposition in violation of the foregoing terms shall be invalid ab initio as between the Parties. Sub-licensee shall be allowed to assign this agreement to an Affiliate subject to Guarantor remaining liable for all obligations, covenants, representations, and warranties of such Affiliate under this Agreement.

10. Successors and Assigns. This Agreement shall become effective upon the date of execution of this Agreement and the Mutual Release by Raser and PAC, and shall continue in full force and effect until such time as all obligations of the Parties are fully discharged hereunder, or this Agreement is terminated pursuant to the provisions contained herein. This Agreement shall be binding upon, and inure to the benefit of, the heirs, successors and permitted assigns of the Parties.

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11. Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. There are no oral understandings, statements or stipulations bearing upon this Agreement that have not been incorporated herein. This Agreement supersedes all prior negotiations and understandings of any kind with respect to the subject matter hereof.

12. Amendments. No course of dealing or conduct shall be effective to amend, modify, change, release or waive any provision of this Agreement. This Agreement may not be altered, amended, modified or waived except by a writing executed by duly authorized representatives of both Parties.

13. No Third Party Rights—No Partnership. This Agreement shall not be deemed to give any right or remedy to any third party whatsoever unless that right or remedy is specifically granted by the Parties hereto in writing to such third party and nothing contained herein shall be construed in any manner to create any relationship between the Parties other than the contract relationship created hereby and the Parties shall not be considered partners or co-venturers for any purpose.

14. Remedies Cumulative. Except as otherwise expressly provided herein, no remedy conferred upon or reserved by any Party herein is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or available at law or in equity.

15. Construction Principles. Words in the masculine gender in this Agreement shall be deemed to include the feminine and neuter genders and vice versa and whenever the singular number is used and when required by the context, the same shall include plural. The paragraph headings are solely for guidance convenience and shall have no significance in the interpretation of this Agreement.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and as executed shall constitute one agreement, binding on both Parties even though both Parties do not sign the same counterpart. A facsimile copy of a signature of this Agreement shall constitute an original signature for the purposes of this Agreement.

17. Legal Counsel. Each Party hereto acknowledges that it has read this Agreement in its entirety and acknowledges that it has legal counsel who has reviewed this Agreement and participated in the drafting hereof and has advised it concerning the content and legal effect hereof.

18. Severance Clause. Any finding of invalidity, unenforceability or illegality of any part of this Agreement for any reason shall not invalidate or affect the remainder, which shall continue to govern the relative rights and duties of the Parties as though the invalid, unenforceable or illegal part were not a part hereof.

19. Interpretation, Enforcement, Attorney Fees. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Utah.

In the event of any irresolvable dispute, the Parties agree to first submit the disputed issue to non-binding mediation in Utah, with each Party bearing its own costs and attorney fees.

If mediation fails, then the Parties agree that either Party may submit the dispute to binding arbitration pursuant to the Commercial Rules of the American Arbitration Association, with all arbitration proceedings to be held in Salt Lake City, Utah and with the governing law of the

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proceedings being the laws of Utah. The Parties agree that (i) the award of the arbitration panel shall be binding (ii) may be enforced in any court of competent jurisdiction, (iii) in any such enforcement proceeding, the Parties hereby consent to, and submit to the personal jurisdiction of, such courts, and agree to accept service of process in any such proceedings by certified mail, return receipt requested, addressed to the address at which such Party receives notices under Section 5 of this Agreement. Finally, the Parties agree that the prevailing Party shall be entitled to reasonable attorney fees, costs and expenses.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement effective the day and year first above written.

Recurrent Engineering, L.L.C., as Sub-licensor

By:
John H. Stevens
Managing Member

Raser – Power Systems, LLC, as Sub-licensee

By:
By its Sole Member – Raser Technologies, Inc.
Kraig T. Higginson, Executive Chairman

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Exhibit A: List of Approved Applications

1. Geothermal Power Plants

2. Direct Fired Power Plants

3. Waste Heat Power Plants

4. Thermal Power Plants

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

Exhibit B: List of KCT Patents and Patent Applications for *** Technology

COUNTRY	MDBE REF. NO.	WORKMAN NYDEGGER REF. NO.	TYPE	FILED	SERIAL NO.	ISSUED	PATENT	STATUS	NOTES
METHOD AND APPARATUS FOR CONVERTING HEAT FROM GEOTHERMAL LIQUID AND GEOTHERMAL STEAM TO ELECTRIC POWER - System 21 (EXERGY PATENT)

CHINA	21937-714CN	15835.4b	CEQ	11/1/1994	94113791	1/13/2001	94113791	ISSUED
EUROPE	21937-714EP	15835.4c	CEQ	10/12/1994	94307470.8	12/10/1997	652368	ISSUED	Regional patent, Designated countries: Austria, Belgium, Denmark, France, Greece, Ireland, Ireland, Italy, Luxembourg, Monaco, Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.
GUATEMALA	21937-714GT	15835.4e	CEQ	11/2/1994	PI-940070			PENDING
ICELAND	21937-714IS	15835.4f	CEQ	10/31/1994	4229		1849	ISSUED
JAPAN	21937-714JP	15835.4j	CEQ	10/31/1994	267422/94			PENDING
MEXICO	21937-714MX	15835.4l	CEQ	10/31/1994	9408442	12/2/1997	187251	ISSUED
NEW ZEALAND	21937-714NZ	15835.4m	CEQ	10/14/1994	264705	4/11/1996	264705	ISSUED
PHILIPPINES	21937-714PH	15835.4n	CEQ	10/28/1994	49266	4/24/1991	30396	ISSUED
UNITED STATES	21937-714US	15835.4	NEW	11/3/1993	08/147,670	8/15/1995	5440882	ISSUED

METHOD AND APPARATUS OF CONVERTING HEAT TO USEFUL ENERGY - System 34 (EXERGY PATENT)

AUSTRALIA	21937-718AU	E98101/02101/081AU1	CEQ	7/22/1999	41108/99	4/26/2001	728647	ISSUED
CANADA	21937-718CA	15835.11d	CEQ	7/22/1999	2278393			PENDING
EUROPE	21937-718EP	15835.11i	CEQ	7/23/1999	99305850.2			PENDING
ICELAND	21937-718IS	15835.11k	CEQ	7/22/1999	5127		1936	ISSUED
JAPAN	21937-718JP	E98101/02101/081JP1	CEQ	8/6/1999	11(1999)-223802			PENDING
MEXICO	21937-718MX	15835.11q	CEQ	8/4/1999	9907205			PENDING
NEW ZEALAND	21937-718NZ	15835.11r	CEQ	7/26/1999	336916		336916	ISSUED
UNITED STATES	21937-718US	15835.11	NEW	2/5/1998	09/019,476	9/21/1999	5953918	ISSUED

METHOD AND APPARATUS FOR CONVERTING HEAT FROM GEOTHERMAL FLUID TO ELECTRICAL POWER - System 11 (EXERGY PATENT)

COSTA RICA	21937-710CR	15835.1a	CEQ	1/11/1990	4380	3/8/2001	4620	ISSUED
INDONESIA	21937-710ID	15835.1c	CEQ	1/31/1992	P-001832	11/6/1996	ID0001076	ISSUED
ITALY	21937-710IT		CEQ	1/11/1990	47522A/90	12/17/1993	1240752	ISSUED
NEW ZEALAND	21937-710NZ	15835.1g	CEQ	1/9/1990	232060	11/14/1991	232060	ISSUED	Current for term of patent (9 January 2010).
PHILIPPINES	21937-710PH	15835.1h	CEQ	1/10/1990	39870	no data	29756	ISSUED
UNITED STATES	21937-710US	15835.1	CIP	3/22/1989	07/327,299	1/8/1991	498568	ISSUED
MEXICO	21937-710MX	15835.1f	CEQ	1/11/1990	19088	12/7/1995	180336	ISSUED

SYSTEM AND APPARATUS FOR CONVERSION OF THERMAL ENERGY INTO MECHANICAL AND ELECTRICAL ENERGY - System 6 (EXERGY PATENT)

CANADA	21937-702CA	15835.6e	CEQ	7/28/1995	2154971	6/13/2000	2154971	ISSUED
INDONESIA	21937-702ID	15835.6l	CEQ	7/28/1995	P-951465		ID006382	ISSUED
MEXICO	21937-702MX	15835.6p	CEQ	7/28/1995	9503278	8/28/2000	198322	ISSUED
PHILIPPINES	21937-702PH	15835.6v	CEQ	7/26/1995	51011			PENDING
UNITED STATES	21937-702US	15835.6	NEW	7/29/1994	08/283,091	11/12/1996	5572871	ISSUED

CONVERTING HEAT INTO USEFUL ENERGY USING SEPARATE CLOSED LOOPS - System 33 (EXERGY PATENT)

CANADA	21937-717CA	15835.9e	CEQ	2/7/1997	21907038	4/25/2000	2197038	ISSUED
CHINA	21937-717CN	15835.9g	CEQ	2/9/1997	97104976.9			PENDING
GUATEMALA	21937-717GT	15835.9k	CEQ	2/10/1997	PI-970021		PI970021	ISSUED
ICELAND	21937-717IS	15835.9l	CEQ	2/7/1997	4427		1792	ISSUED
JAPAN	21937-717JP	15835.9o	CEQ	2/10/1997	026980/97			PENDING
MEXICO	21937-717MX	15835.9p	CEQ	2/7/1997	970995	11/30/2000	199888	ISSUED
NEW ZEALAND	21937-717NZ	15835.9q	CEQ	2/10/1997	314206	1/15/1999	314206	ISSUED
PHILIPPINES	21937-717PH	15835.9s	CEQ	2/7/1997	I-55519			PENDING
UNITED STATES	21937-717US	15835.9	NEW	2/9/1996	08/598,950	10/20/1998	5822990	ISSUED
AUSTRALIA	21937-717AU	15835.9a	CEQ	2/7/1997	12599/97	12/21/2000	723964	ISSUED	Restored by Griffith Hack, in force 7 Feb 2006
***
UNITED STATES		***	NEW	7/14/2005	***			PENDING	Will file in Europe within 30 months of filing
PCT		***		7/14/05	***			PENDING	current
AUSTRALIA		***		7/13/2006	***			PENDING	cfurrent

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Exhibit C: Current *** Hourly Rates for

Engineering Services Provided by Sub-licensor in U.S. Dollars (these rates are subject to change based on market conditions.)

Resource	Expenses	Hourly Price

Performance Designer	$***	$***

Project Engineering Manager	$***	$***

Project Manager	$***	$***

Air travel and other non per diem expenses will be billed at cost plus *** administrative fee

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Exhibit D: List of Legacy Licenses

The *** agreement between *** dated ***;

The *** Agreement between *** dated ***, as amended;

The *** Agreement between *** dated ***, as amended by the Addendum thereto dated ***;

The *** Agreement between the *** as amended by the First Amendment thereto dated ***;

The *** Agreement by and among *** ;

The *** Agreement between *** dated ***;

The ***Agreement between *** dated ***.

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Exhibit E: Raser Technologies Inc. Parent Guaranty

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***